Provision for decommissioning costs (Policies)	12 Months Ended
Dec. 31, 2021
Provision For Decommissioning Costs
Accounting policy for decommissioning costs

19.1.	Accounting policy for decommissioning costs

The initial recognition of legal obligations to remove equipment and restore land or sea areas at the end of operations occurs after the technical and commercial feasibility of producing oil and gas in a field has been demonstrated. The calculations of the cost estimates for future environmental removals and recoveries are complex and involve significant judgments (as set out in note 4.6).

The estimates of decommissioning costs are reviewed annually based on current information on expected costs and recovery plans. When the revision of the estimates results in an increase in the provision for decommissioning costs, there is a corresponding increase in assets. Otherwise, in the event that a decrease in the liability exceeds the carrying amount of the asset, the excess shall be recognized immediately in profit or loss.

In the classification of non-current assets as held for sale, provisions for decommissioning costs related to these assets are also included. Any commitments assumed with future environmental removals and recoveries resulting from the sale of assets are recognized after the closing of the sale operation, in accordance with the contractual terms.